Exhibit 99.1

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

OFFICE OF THE COMPTROLLER OF THE CURRENCY

In the Matter of:	)
)
CommunityBank of Texas, National Association	)	AA-SO-2021-49
Beaumont, Texas	)
)

CONSENT ORDER

WHEREAS, the Office of the Comptroller of the Currency (“OCC”) has supervisory authority over CommunityBank of Texas, National Association, Beaumont, Texas (“Bank”);

WHEREAS, the OCC intends to initiate civil money penalty proceedings against the Bank pursuant to 12 U.S.C. § 1818(i), through the issuance of a Notice of Assessment of a Civil Money Penalty, for the Bank’s violations of law, including 12 C.F.R. § 21.21(d)(1) and 12 C.F.R. § 21.11.

WHEREAS, in the interest of cooperation and to avoid additional costs associated with administrative and judicial proceedings with respect to the above matter, the Bank, by and through its duly elected and acting Board of Directors (“Board”), consents to the issuance of this Consent Order (“Order”), by the OCC through the duly authorized representative of the Comptroller of the Currency (“Comptroller”); and

NOW, THEREFORE, pursuant to the authority vested in the OCC by Section 8(i) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. § 1818(i), the OCC hereby orders that:

ARTICLE I

JURISDICTION

(1)           The Bank is an “insured depository institution” as that term is defined in 12  U.S.C. § 1813(c)(2).

(2)	The Bank is a national banking association within the meaning of 12 U.S.C.

§  1813(q)(1)(A), and is chartered and examined by the OCC. See 12 U.S.C. § 1 et seq.

(3)           The OCC is the “appropriate Federal banking agency” as that term is defined in 12 U.S.C. § 1813(q) and is therefore authorized to initiate and maintain this civil money penalty action against the Bank pursuant to 12 U.S.C. § 1818(i).

ARTICLE II

COMPTROLLER’S FINDINGS

The Comptroller finds, and the Bank neither admits nor denies, the following:

(1)           Between June 2016 and June 2021, the Bank failed to adopt and implement a Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) system of internal controls to assure ongoing compliance with the Bank Secrecy Act and its implementing regulations, in violation of

12  C.F.R. § 21.21(d)(1).

(2)           The Bank’s internal control deficiencies and other failures in its BSA/AML compliance program resulted in the failure to investigate and disposition alerts and violations of the suspicious activity reporting requirements contained in 12 C.F.R. § 21.11.

(3)           The Bank’s suspicious activity reporting failures included its failure to timely file complete suspicious activity reports on approximately $100 million of suspicious activity.

ARTICLE III

ORDER FOR A CIVIL MONEY PENALTY

(1)           The Bank shall make payment of a civil money penalty in the total amount of one million dollars ($1,000,000), which shall be paid upon the execution of this Order.

(2)           Such payment shall be made by a wire transfer sent in accordance with instructions provided by the OCC and the docket number of this case (AA-SO-2021-49) shall be entered on the wire confirmation. A photocopy of the wire confirmation shall be sent immediately by overnight delivery to the Director of Enforcement, Office of the Comptroller of the Currency, 400 7th Street, S.W., Washington, D.C. 20219.

ARTICLE IV

WAIVERS

(1)          The Bank, by executing and consenting to this Order, waives:

(a)           any and all rights to the issuance of a Notice of Charges pursuant to 12  U.S.C. § 1818;

(b)           any and all procedural rights available in connection with the issuance of this Order;

(c)           any and all rights to a hearing and a final agency decision pursuant to 12  U.S.C. § 1818 and 12 C.F.R. Part 19;

(d)          any and all rights to seek any type of administrative or judicial review of this Order;

(e)	any and all claims for fees, costs, or expenses against the OCC, or any of its officers, employees, or agents related in any way to this enforcement matter or this Order, whether arising under common law or under the terms of any statute, including, but not limited to, the Equal Access to Justice Act, 5 U.S.C. § 504 and 28 U.S.C. § 2412;

(f)	any and all rights to assert these proceedings, the consent to and/or the issuance of this Order, as the basis for a claim of double jeopardy in any pending or future proceedings brought by the United States Department of Justice or any other governmental entity; and

(g)	any and all rights to challenge or contest the validity of this Order.

ARTICLE V

CLOSING

(1)           This Order is a settlement of the civil money penalty proceedings against the Bank contemplated by the OCC, based on the violations of law described in the Comptroller’s Findings set forth in Article II of this Order. The OCC releases and discharges the Bank from all potential liability for a civil money penalty order that has been or might have been asserted by the OCC based on the violations described in Article II of this Order, to the extent known to the OCC as of the effective date of this Order. Nothing in this Order, however, shall prevent the OCC from:

(a)	instituting enforcement actions other than a civil money penalty order against the Bank based on the Comptroller’s Findings set forth in Article II of this Order;

(b)	instituting enforcement actions against the Bank based on any other findings;

(c)	instituting enforcement actions against institution-affiliated parties (as defined by 12 U.S.C. § 1813(u)) based on the Comptroller’s Findings set forth in Article II of this Order, or any other findings; or

(d)	utilizing the Comptroller’s Findings set forth in Article II of this Order in future enforcement actions against the Bank or its institution-affiliated parties to establish a pattern or the continuation of a pattern.

(2)           Nothing in this Order is a release, discharge, compromise, settlement, dismissal, or resolution of any actions, or in any way affects any actions that may be or have been brought by any other representative of the United States or an agency thereof, including, without limitation, the United States Department of Justice.

(3)           This Order is:

(a)               an “order issued with the consent of the depository institution” within the meaning of 12 U.S.C. § 1818(h)(2);

(b)               an “effective and outstanding . . . order” within the meaning of 12 U.S.C. § 1818(i)(1); and

(c)               a “final order” within the meaning of 12 U.S.C. § 1818(i)(2) and (u).

(4)           This Order is effective upon its issuance by the OCC, through the Comptroller’s duly authorized representative.

(5)           This Order is not a contract binding on the United States, the United States Treasury Department, the OCC, or any officer, employee, or agent of the OCC and neither the Bank nor the OCC intends this Order to be a contract.

(6)           No separate promise or inducement of any kind has been made by the OCC, or by its officers, employees, or agents, to cause or induce the Bank to consent to the issuance of this Order.

(7)          The terms of this Order, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements, or prior arrangements between the parties, whether oral or written.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his duly authorized representative, has hereunto set his signature on behalf of the Comptroller.

/s/ Troy L. Thornton	12/16/2021
Troy L. Thornton
Deputy Comptroller
Southern District

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of Community Bank of Texas, National Association, have hereunto set their signatures on behalf of the Bank.

/s/ Jeff Branick	12/15/2021
Jeff Branick	Date

/s/ James R. Brooks	12/15/2021
James R. Brooks	Date

/s/ Mick Dubea	12/11/2021
Mick Dubea	Date

/s/ Mark Fertitta	12/14/2021
Mark Fertitta	Date

/s/ Robert R. Franklin, Jr.	12/15/2021
Robert R. Franklin, Jr.	Date

/s/ Michael Havard	12/15/2021
Michael Havard	Date

/s/ Timothy Horan, Jr.	12/15/2021
Timothy Horan, Jr.	Date

/s/ Travis Jaggers	12/15/2021
Travis Jaggers	Date

/s/ Tommy W. Lott	12/15/2021
Tommy W. Lott	Date

/s/ Dennis Malloy	12/15/2021
Dennis Malloy	Date

/s/ Steve McReynolds	12/15/2021
Steve McReynolds	Date

/s/ Glen W. Morgan	12/14/2021
Glen W. Morgan	Date

/s/ Scott Parker	12/15/2021
Scott Parker	Date

/s/ J. Pat Parsons	12/15/2021
J. Pat Parsons	Date

/s/ Joe Penland, Sr.	12/15/2021
Joe Penland, Sr.	Date

/s/ Doak C. Procter, III	12/15/2021
Doak C. Procter, III	Date

/s/ Reagan Reaud	12/15/2021
Reagan Reaud	Date

/s/ Joseph S. Swinbank	12/15/2021
Joseph S. Swinbank	Date

/s/ Bart Umphrey	12/15/2021
Bart Umphrey	Date

/s/ John Eddie Williams	12/15/2021
John Eddie Williams	Date

/s/ Rickey Williams	12/13/2021
Rickey Williams	Date

/s/ W.E. Bill Wilson, Jr.	12/15/2021
W.E. Bill Wilson, Jr.	Date